                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
                            TO TENDER COMMON SHARES
                                       OF
                  INTERNATIONAL MUREX TECHNOLOGIES CORPORATION
             PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 20, 1998
                                       OF
                              AAC ACQUISITION LTD.
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                              ABBOTT LABORATORIES

    This Notice of Guaranteed Delivery, or one substantially equivalent to the attached form, must be used to accept the Offer (as defined below) if (i) certificates for common shares, without par value (the "Shares"), of International Murex Technologies Corporation and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer (as defined in the Offer to Purchase) or (ii) the procedures for delivery of book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

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
           BY MAIL:                      BY FACSIMILE           BY HAND OR OVERNIGHT COURIER:
                                        TRANSMISSION:

 Tender & Exchange Department     (for Eligible Institutions     Tender & Exchange Department
        P.O. Box 11248                      Only)                     101 Barclay Street
    Church Street Station               (212) 815-6213             Receive & Deliver Window
   New York, NY 10286-1248                                            New York, NY 10286
                                     CONFIRM FACSIMILE BY
                                          TELEPHONE:
                                   (For Confirmation Only)
                                        (800) 507-9357
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO
A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature of a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to AAC Acquisition Ltd. ("Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 20, 1998 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicated below) of Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--3. Procedure for Tendering Shares" of the Offer to Purchase.

    Number of Shares being tendered hereby:              Shares

  Certificate No(s).
  (if available):
  ____________________________________________________________________________
  If Shares will be tendered by book-entry transfer:

  Name of Tendering Institution ______________________________________________

  Account No. _____________________________________________________________ at

  / / The Depository Trust Company
  / / Philadelphia Depository Trust Company

                                   SIGN HERE:

  ____________________________________________________________________________
                                                               (SIGNATURE(S))

   __________________________________________________________________________
                                                  (NAME(S) OF RECORD HOLDERS)
                                                               (PLEASE PRINT)

   __________________________________________________________________________
                                                                    (ADDRESS)

   __________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
                                                              (TELEPHONE NO.)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message as defined in the Offer to Purchase in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market System trading days of the date hereof.

  ____________________________________________________________________________
   (NAME OF FIRM)

   __________________________________________________________________________
   (ADDRESS)

   __________________________________________________________________________
   (ZIP CODE)

   __________________________________________________________________________
   (TELEPHONE NO.)

  Dated: ______________________________________________________________, 1998.

  ____________________________________________________________________________
                                                       (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                                                       (NAME)

   __________________________________________________________________________
                                                                      (TITLE)

                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
      YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.